UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 4, 2005

KIMBALL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506

(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (812) 482-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Kimball International, Inc. (the "Company") has a Profit Sharing Incentive Bonus Plan (the "Plan") in which all Executive Officers and eligible salaried employees participate. The Chief Executive Officer and four most highly compensated executive officers (the "Named Executive Officers") of the Company as identified in the Company's Proxy Statement participate in the Plan. The Plan is based on an "Economic Value Added" or "EVA" philosophy whereby the Company's cost of capital is deducted from income to arrive at an Economic Profit. (EVA is a registered trademark of Stern Stewart & Co.). The Compensation Committee of the Company believes that changes in Economic Profit correlate with long-term Share Owner value. The amount of bonus earned during a fiscal year is based upon achieving predetermined Economic Profit levels. The Economic Profit levels required to achieve bonus are based in part on external benchmarks, as well as management judgment based on particular circumstances, such as consideration of instances when increased earnings are a more appropriate measure than absolute Economic Profit levels.

Under the Company's Plan, bonuses are accrued annually and paid in five installments over the succeeding fiscal year. Except for provisions relating to retirement, death, and permanent disability, participants must be actively employed on each payment date to be eligible to receive any unpaid bonus installment. The total amount of bonus accrued and authorized to be paid to the Named Executive Officers based on the Company's fiscal year 2005 results is listed below. The Named Executive Officers will receive an installment of 50% of the payment in August 2005 and the remaining portion in equal installments in September 2005, January 2006, April 2006 and June 2006.

Douglas A. Habig, Chairman of the Board	$165,958
James C. Thyen, President and Chief Executive Officer	$190,687
P. Daniel Miller, Executive Vice President, President-Furniture Brands Group	$168,400
Donald D. Charron, Executive Vice President, President-Kimball Electronics Group	$173,978
Robert F. Schneider, Executive Vice President, Chief Financial Officer, Treasurer	$ 89,284

Item 2.02.  Results of Operations and Financial Condition

On August 4, 2005, Kimball International, Inc. issued an earnings release for the quarter and fiscal year ended June 30, 2005. The earnings release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

99.1 Earnings Release dated August 4, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Robert F. Schneider

ROBERT F. SCHNEIDER Executive Vice President, Chief Financial Officer Treasurer

Date: August 4, 2005

Kimball International, Inc.
Exhibit Index

Exhibit No.	Description

99.1	Earnings Release dated August 4, 2005.